Fees Summary	Jul. 02, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	1,504,526.19
Total Transaction Valuation	10,894,469,132.94
Total Offset Amount	0
Net Fee	$ 1,504,526.19